INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-26271 of Optical Coating Laboratory, Inc. on Form S-8 of our report dated June 3, 1998, appearing in this Annual Report on Form 11-K of the OCLI 401(k)/ESOP Plan for the year ended December 31, 1997.


June 26, 1998
























H:\DOC\0260\02602601.DOC, 06/30/98, 2:23 PM